SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

                                        FORM 8-K

                                                                                     Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 6, 2006

Optimal Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. West, 2 Place Alexis-Nihon, Suite 1700, Montreal, Quebec, Canada H3Z 3C1

(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885

(Registrant’s Telephone Number, Including Area Code)

ITEM 5.02 DEPARTURE OF A PRINCIPAL OFFICER

Mitchell Garber, Executive Vice-President of Optimal Group Inc. (the “Registrant”), Chief Executive Officer of Optimal Payments Inc., the wholly owned subsidiary of the Registrant, and Executive Chairman of FireOne Group plc, the majority owned subsidiary of the Registrant, resigned on March 6, 2006.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2006

Optimal Group Inc. (Registrant) By: /s/ Holden Ostrin Holden Ostrin Co-Chairman